EXHIBIT 99-1
FORM OF LETTER OF TRANSMITTAL

firstenergy generation corp.

Applicable Underlying Lease Payments
Fully and Unconditionally Guaranteed By

firstenergy solutions corp.

LETTER OF TRANSMITTAL

Offer to Exchange
6.85% Exchange Certificates due 2034 of Bruce Mansfield Unit 1 2007 Pass Through Trust
which have been registered under
the Securities Act of 1933, as amended,
for any and all outstanding
6.85% Certificates due 2034 of Bruce Mansfield Unit 1 2007 Pass Through Trust
that were issued and sold in a transaction
exempt from registration under the Securities Act of 1933

Pursuant to the Prospectus dated August         , 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON         , 2007,
UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Trust Company, N.A.

By Hand or Overnight Delivery:	By Registered or Certified Mail:	By Facsimile Transmission:
The Bank of New York 101 Barclay Street Corporate Trust Services Window Ground Level New York, New York 10286 Attention: David Mauer – Corp. Trust Ops-Reorganization Unit/Floor 7 East	The Bank of New York 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: David Mauer – Corp. Trust Ops-Reorganization Unit	(Eligible Institutions Only) (212) 298-1915 To Confirm by Telephone or for Information: (212) 815-3687

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS LISTED ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL TO A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under ‘‘The Exchange Offer—Procedures For Tendering Original Certificates’’ in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Certificates into the Exchange Agent’s account at The Depository Trust Company, or DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date (as described in the Prospectus). Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term ‘‘book-entry confirmation’’ means a confirmation of a book-entry transfer of Original Certificates into the Exchange Agent’s account at DTC. The term ‘‘Agent’s Message’’ means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that FirstEnergy Solutions Corp., an Ohio corporation (‘‘FES’’), and FirstEnergy Generation Corp. (‘‘FGCO,’’ and together with FES, the ‘‘Company’’), may enforce this Letter of Transmittal against such participant.

Holders of Original Certificates whose certificates for such Original Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Certificates according to the guaranteed delivery procedures set forth in ‘‘The Exchange Offer—Procedures For Tendering Original Certificates—Guaranteed Delivery’’ in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF ORIGINAL CERTIFICATES
If blank, please print name and address of registered holder(s) of Original Certificates (Attach additional list if necessary)	Certificate Number(s)*	Aggregate Principal Amount of Original Certificates	Principal Amount of Original Certificates Tendered (if less than all)**

Total
*	Need not be completed by book-entry holders.
**	Original Certificates may be tendered in whole or in part in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof. All Original Certificates shall be deemed tendered unless a lesser number is specified in this column. See ‘‘Partial Tenders and Withdrawal Rights’’ below.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

CHECK HERE IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:             Transaction Code Number:

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE ‘‘DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES’’ BELOW):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Guaranteed Delivery is
to be made by Book-
Entry Transfer, Name of
Tendering Institution:

DTC Account Number:            Transaction Code Number:

CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE NINETY-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL CERTIFICATES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE CERTIFICATES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE CERTIFICATES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:

Name:
Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the above-described principal amount of the 6.85% Certificates due 2034 (the ‘‘Original Certificates’’) in exchange for an equivalent amount of the 6.85% Exchange Certificates due 2034 (the ‘‘Exchange Certificates’’), which have been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), upon the terms and subject to the conditions set forth in the Company’s Prospectus, dated August     , 2007 (as the same may be amended or supplemented from time to time, the ‘‘Prospectus’’), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the ‘‘Exchange Offer’’).

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Certificates tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Certificates as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Certificates, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Certificates to the Pass Through Trustee together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Pass Through Trustee, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Certificates to be issued in exchange for such Original Certificates, (ii) present certificates for such Original Certificates for transfer, and to transfer the Original Certificates on the books of the Pass Through Trustee, and (iii) receive for the account of the Pass Through Trustee all benefits and otherwise exercise all rights of beneficial ownership of such Original Certificates, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Certificates tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Certificates tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Certificates tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Original Certificates tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Original Certificates. The certificate number(s) and the Original Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Certificates are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Certificates than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Original Certificates will be returned (or, in the case of Original Certificates tendered by book-entry transfer, such Original Certificates will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the withdrawal, rejection of tender or termination of the Exchange Offer.

The undersigned understands that tenders of Original Certificates pursuant to any one of the procedures described in ‘‘The Exchange Offer—Procedures For Tendering Original Certificates’’ in the

Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Certificates, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Certificates tendered hereby.

Unless otherwise indicated herein in the box entitled ‘‘Special Issuance Instructions’’ below, the undersigned hereby directs that the Exchange Certificates be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Certificates, that such Exchange Certificates be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Certificates not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Certificates, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under ‘‘Special Delivery Instructions’’ below, please deliver Exchange Certificates to the undersigned at the address shown below the undersigned’s signature.

By tendering Original Certificates and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) any Exchange Certificates you receive will be acquired in the ordinary course of business; (ii) you have no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Certificates; (iii) you are not an ‘‘affiliate’’ of the Company as defined in Rule 405 of the Securities Act; (iv) if you are not a broker-dealer, you are not engaged in, and do not intend to engage in, the distribution of the Exchange Certificates within the meaning of the Securities Act; and (v) if you are a participating broker-dealer that will receive Exchange Certificates for your own account in exchange for Original Certificates that were acquired as a result of market-making activities or other trading activities, you acknowledge that you will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Certificates; provided that by so acknowledging and by delivering a Prospectus the undersigned does not admit that it is an ‘‘underwriter’’ within the meaning of the Securities Act. The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of ‘‘beneficial owners’’ within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), on behalf of whom the undersigned holds the Original Certificates to be exchanged in the Exchange Offer.

The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by any participating broker-dealer in connection with the resale or transfer of the Exchange Certificates covered by the Prospectus or any amendment or supplement thereto. The Company has also agreed that, for a period ending on the sooner of 90 days after the consummation of the Exchange Offer and the date on which all participating broker-dealers have sold all Exchange Certificates held by them, to furnish, without charge, as many copies of the Prospectus, as amended or supplemented, to a participating broker-dealer upon notice for use in connection with any such resale. In addition, dealers effecting transactions in Exchange Certificates may be required to deliver a Prospectus.

As a result, a participating broker-dealer who intends to use the Prospectus in connection with resales of Exchange Certificates received in exchange for Original Certificates pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, prior to 5:00 p.m., New York City time, on the expiration date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under ‘‘The Exchange Offer—Exchange Agent.’’

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Certificates tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled ‘‘Description of Original Certificates’’ above and signing this letter, will be deemed to have tendered the Original Certificates as set forth in such box.

IMPORTANT

HOLDERS: SIGN HERE

(Please Complete the IRS Form W-9 attached hereto)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Certificates hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see ‘‘Guarantee of Signatures’’ below.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number: (            )

(See the IRS Form W-9 attached hereto)

GUARANTEE OF SIGNATURE(S)

(See ‘‘Guarantee of Signatures’’ below)

Authorized Signature:

Name:

(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

SPECIAL ISSUANCE INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—
SEE ‘‘Guarantee of Signatures’’)

TO BE COMPLETED ONLY if Exchange Certificates or Original Certificates not tendered are to be issued in the name of someone other than the registered holder of the Original Certificates whose name(s) appear(s) above.

Original Certificates not tendered to:

Exchange Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—
See ‘‘Guarantee of Signatures’’)

TO BE COMPLETED ONLY if Exchange Certificates or Original Certificates not tendered are to be sent to someone other than the registered holder of the Original Certificates whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Original Certificates not tendered to:

Exchange Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.    Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in ‘‘The Exchange Offer—Procedures For Tendering Original Certificates’’ in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Certificates into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the expiration date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Original Certificates may be tendered in whole or in part in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Holders who wish to tender their Original Certificates pursuant to the Exchange Offer and the certificates for such Original Certificates are not immediately available or time will not permit all required documents to reach the Exchange Agent before the expiration date or the procedures for book-entry transfer cannot be completed on a timely basis may nevertheless tender their Original Certificates provided that all of the guaranteed delivery procedures set forth in ‘‘The Exchange Offer —Procedures For Tendering Original Certificates—Guaranteed Delivery’’ in the Prospectus are complied with. Pursuant to such procedures:

(i)	such tenders are made by or through an Eligible Institution (as defined below);

(ii)	prior to the expiration date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, or an electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, setting forth the name and address of the holder of Original Certificates and the amount of Original Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, trading days after the date of execution of the Notice of Guaranteed Delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Original Certificates, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(iii)	the certificates (or book-entry confirmation) representing all tendered Original Certificates, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Certificates to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the expiration date.

The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.    Signature Guarantees.

Certificates for Original Certificates need not be endorsed and signature guarantees are unnecessary unless:

(i)	a certificate for Original Certificates is registered in a name other than that of the person surrendering the certificate, or

(ii)	a registered holder completes the box entitled ‘‘Special Issuance Instructions’’ or ‘‘Special Delivery Instructions’’ above.

In the case of (i) or (ii) above, such certificates for Original Certificates must be duly endorsed or accompanied by a properly executed certificate power, with the endorsement or signature on the certificate power and on this Letter of Transmittal, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an ‘‘eligible guarantor institution,’’ including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each an ‘‘Eligible Institution’’), unless an Original Certificate is surrendered for the account of an Eligible Institution. See ‘‘Signatures on Letter of Transmittal, Assignment and Endorsements’’ below.

3.    Inadequate Space.

If the space provided in the box captioned ‘‘Description of Original Certificates’’ is inadequate, the certificate number(s) and/or the principal amount of Original Certificates and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.    Partial Tenders and Withdrawal Rights.

Tenders of Original Certificates will be accepted only in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof. If less than all the Original Certificates evidenced by any certificates submitted are to be tendered, fill in the principal amount of Original Certificates which is to be tendered in the box entitled ‘‘Principal Amount of Original Certificates Tendered.’’ In such case, new certificate(s) for the remainder of the Original Certificates which was evidenced by your old certificate(s) will only be sent to the holder of the Original Certificates, promptly after the expiration date, unless otherwise indicated by the Special Delivery Instructions. All Original Certificates represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Certificates may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus before 5:00 p.m., New York City time, on the expiration date. Any notice of withdrawal must specify the name of the person that tendered the Original Certificates to be withdrawn, identify the Original Certificates to be withdrawn, including the certificate number or numbers and principal amount of such Original Certificates, include a statement that the holder is withdrawing its election to have the Original Certificates exchanged, be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which the Original Certificates were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the Pass Through Trustee under the Pass Through Trust Agreement register the transfer of the Original Certificates into the name of the person withdrawing the tender and specify the name in which any of the Original Certificates are to be registered, if different from that of the person that tendered the Original Certificates.

The Exchange Agent will return the properly withdrawn Original Certificates promptly following receipt of a notice of withdrawal. If Original Certificates have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Certificates or otherwise comply with DTC’s procedures.

Any Original Certificates withdrawn will not have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Certificates that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. In the case of Original Certificates tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to its book-entry transfer procedures, the Original Certificates will be credited to an account with DTC specified by the holder, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Certificates may be retendered by following one of the procedures described under ‘‘The Exchange Offer—Procedures For Tendering Original Certificates’’ in the Prospectus at any time on or before the expiration date.

All questions as to the validity, form and eligibility (including time of receipt, acceptance and withdrawal of tendered Original Certificates) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Certificates which have been tendered, but which are validly withdrawn, will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal.

5.    Signatures on Letter of Transmittal, Assignment and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Certificates tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Original Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Certificates are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Certificates listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Pass Through Trustee for the Original Certificates may require in accordance with the restrictions on transfer applicable to the Original Certificates. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6.    Special Issuance and Delivery Instructions.

If Exchange Certificates are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Certificates are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this

Letter of Transmittal should be completed. Certificates for Original Certificates not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See ‘‘Partial Tenders and Withdrawal Rights’’ above.

7.    Irregularities.

The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of any tender of Original Certificates, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under ‘‘The Exchange Offer— Conditions to the Exchange Offer’’ or any conditions or irregularities in any tender of Original Certificates of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Certificates will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.    Requests for Assistance and Additional Copies.

Requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.    Backup Withholding; Internal Revenue Service Forms.

U.S. federal income tax laws generally require that a tendering owner of an Original Certificate that is a U.S. person (a ‘‘U.S. Holder’’) provide the Exchange Agent with such U.S. Holder’s correct Taxpayer Identification Number (‘‘TIN’’) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, attached hereto (the ‘‘IRS Form W-9’’), which in the case of a U.S. Holder who is an individual, is his or her social security number. If the tendering holder of an Original Certificate is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering U.S. Holder may be subject to certain penalties imposed by the Internal Revenue Service (the ‘‘IRS’’). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the U.S. Holder or other payee pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. Holder may obtain a refund or credit from the IRS if the required information is timely provided to the IRS.

Exempt U.S. Holders of Original Certificates (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the attached IRS Form W-9 instructions (the ‘‘W-9 Guidelines’’) for additional instructions.

To prevent backup withholding, each tendering U.S. Holder (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If the Original Certificate are in more than one name or are not in the name of the actual owner, the U.S. Holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write ‘‘Applied For’’ in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing ‘‘Applied For’’ on the IRS Form W-9 means that the U.S. Holder has already applied for a TIN or that the U.S. Holder intends to apply for one in the near future. Failure to provide a TIN to the Exchange Agent prior to or at the time a payment is made pursuant to the Exchange Offer, may result in backup withholding.

A tendering holder of an Original Certificate that is a non-resident alien or a foreign entity (a ‘‘Non-U.S. Holder’’) must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at one of the addresses on the face of this Letter of Transmittal.

10.    Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.    No Conditional Tenders.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Certificates for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Certificates, neither the Company, the Exchange Agent nor any other person will incur any liability for failure to give notification.

12.    Lost, Destroyed or Stolen Certificates.

If any certificate(s) representing Original Certificates have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13.    Security Transfer Taxes.

Holders who tender their Original Certificates for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Certificates are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Certificates tendered or if tendered Original Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Certificates in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Name (as shown on your income tax return)
Business name, if different from above
Individual/ Corporation Partnership Other	Exempt from backup
Check appropriate box: Sole proprietor	withholding
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions.    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person	Date

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person.    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.    If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

• An individual who is a citizen or resident of the United States,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

• Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships.    Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

•    The U.S. grantor or other owner of a grantor trust and not the trust, and

•    The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a ‘‘saving clause.’’ Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called ‘‘backup withholding.’’ Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the ‘‘Name’’ line. You may enter your business, trade, or ‘‘doing business as (DBA)’’ name on the ‘‘Business name’’ line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the ‘‘Name’’ line. Enter the LLC’s name on the ‘‘Business name’’ line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for ‘‘Other’’ and enter ‘‘LLC’’ in the space provided.

Other entities.    Enter your business name as shown on required federal tax documents on the ‘‘Name’’ line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the ‘‘Business name’’ line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the ‘‘Exempt from backup withholding’’ box in the line following the business name, sign and date the form.

Form W-9 (Rev. 11-2005)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification
Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write ‘‘Applied For’’ in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing ‘‘Applied For’’ means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. ‘‘Other payments’’ include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC		The owner [3]
For this type of account:			Give name and EIN of:
6.	Sole proprietorship or single-owner LLC		The owner [3]
7.	A valid trust, estate, or pension trust		Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or ‘‘DBA’’ name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.